                                                                    EXHIBIT 99.1

                                                           FOR IMMEDIATE RELEASE
[HARVEST LOGO]
We Realize the Potential


                       HARVEST NATURAL RESOURCES ANNOUNCES
                           THIRD QUARTER 2004 RESULTS

         HOUSTON, Texas (November 4, 2004) - Harvest Natural Resources, Inc. (NYSE: HNR) today announced 2004 third quarter earnings of $5.3 million, or $0.14 per diluted share. These results compare with net income of $46.4 million, or $1.25 per diluted share, for the same period last year. The 2004 third quarter results include $1.0 million of charges related to project evaluation of Russian properties and $2.9 million for the $85 million prepayment of the Company's 2007 senior notes. Excluding these charges, 2004 third quarter net income would have been $9.2 million, or $0.24 per diluted share. The 2003 third quarter results included a $46.3 million gain on the sale of the Company's 34 percent equity interest in LLC Geoilbent, a Russian company operating in West Siberia. See Reconciliation of GAAP Measures to Non-GAAP Measures in table below.

         Net income for the nine months ended September 30, 2004 was $19.1 million, or $0.50 per diluted share, compared with net income of $19.5 million, or $0.53 per diluted share, for the same period last year. The nine months ended September 30, 2003 included a $46.3 million gain on sale, offset in part by $30.5 million equity in net loss related to Geoilbent. See Reconciliation of GAAP Measures to Non-GAAP Measures in table below.

         Discretionary cash flow (defined as cash flows from operating activities before changes in operating assets and liabilities) was $19.6 million for the 2004 third quarter compared with $7.6 million for the 2003 third quarter. Discretionary cash flow for the nine months ended September 30, 2004 was $54.8 million, compared with the $21.9 million for the same period last year. See Reconciliation of GAAP Measures to Non-GAAP Measures in table below.

         Production for the 2004 third quarter was 1.9 million barrels of oil and 7.9 billion cubic feet (Bcf) of natural gas for a combined total production of 3.2 million barrels of oil equivalent. Production for the first nine months of 2004 was 9.7 million barrels of oil equivalent including 5.7 million barrels of oil and 23.8 Bcf of gas. Production for the same periods last year, which consisted of oil only, was 2.0 million for the third quarter and 5.3 million barrels for the nine months respectively.

         Harvest President and Chief Executive Officer, Dr. Peter J. Hill, said, "We continue to deliver strong results based on sustained high gas production, high oil prices and lower operating expenses. We have two rigs drilling oil wells in our Uracoa Field and expect both rigs to continue drilling through the rest of the year and into 2005. As of November 4th, the rigs have completed 10 wells and are projected to drill and complete another six wells by year end. October oil sales exceeded 25,000 barrels of oil per day (Bopd) and we now expect to exit the year comfortably within our 25,000 and 30,000 Bopd guidance."


   1177 Enclave Parkway, Suite 300 o Houston, Texas 77077 o ph: 281.899.5700
                               fax: 281.899.5702

         The Company received an average of $19.87 per barrel of oil for 2004 third quarter sales, an increase of $5.90 per barrel over the $13.97 per barrel average for the same period last year. The average the Company received for the nine months ended September 30, 2004 was $17.88 per barrel of oil, an increase of $3.77 per barrel over the $14.11 per barrel average for the same period in 2003. Revenue for the nine months ended September 30, 2004 included 0.5 million barrels of oil at a $7.00 fixed price. The volume of fixed price oil delivered to PDVSA is based on the volumes of the Company natural gas sales. The Company receives $1.03 per thousand cubic feet of natural gas delivered to PDVSA.

         Hill said, "During the third quarter, our 80% owned Venezuelan subsidiary, Harvest Vinccler, purchased West Texas Intermediate (WTI) puts for 10,000 barrels of oil per day (Bopd) for 2005. The puts have an average floor price of $42.20 per barrel. Historically, Harvest Vinccler receives approximately 48% of WTI for most of the oil it delivers to PDVSA. Consequently, the puts have the effect of hedging almost 21,000 Bopd of our 2005 production. The floor price set by the puts help protect our 2005 cash flow and give us the opportunity to both fund our capital expenditure program and maintain our cash position."

         Operating expenses were $7.9 million, or $2.46 per barrel of oil equivalent (Boe), for 2004 third quarter compared with $7.7 million, or $3.87 per barrel of oil equivalent, for last year's third quarter. Operating expenses for the 2004 first nine months were $22.6 million, or $2.34 per Boe, compared with $23.7 million, or $4.45 per Boe, for the same period in 2003.

         Hill continued, "We prepaid the $85 million of senior notes outstanding, reducing total debt to $13.4 million and eliminating $8 million of annual interest expense. Our $68 million cash balance and our cash generating capacity provide us with the financial flexibility to pursue growth opportunities. We continue to evaluate properties in Venezuela and Russia to find opportunities which meet our focused acquisition criteria."

        RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES ($ MILLIONS)



                                                             Three Months Ended Sept. 30       Nine Months Ended Sept. 30
                                                             ---------------------------       --------------------------
                                                                2004             2003              2004            2003
                                                                ----             ----              ----            ----
EARNINGS                                                        $ 5.3            $46.4            $19.1           $19.5
  Russian property evaluation                                     1.0               --              1.2              --
  Prepay 2007 Senior Notes                                        2.9               --              2.9              --
  Gain on sale of LLC Geoilbent                                    --            (46.4)              --           (46.3)
  LLC Geoilbent equity in net loss                                 --              0.5               --            30.5
                                                                -----            -----            -----          ------
                                                                $ 9.2            $ 0.5            $23.2           $ 3.7



                                                             Three Months Ended Sept. 30       Nine Months Ended Sept. 30
                                                             ---------------------------       --------------------------
DISCRETIONARY CASH FLOW                                         2004             2003              2004            2003
                                                                ----             ----              ----            ----
  Net cash provided by operating activities                     $ 8.8            $13.5            $37.7           $35.9
  Less changes in operating assets & liabilities                 10.8             (5.9)            17.1           (14.0)
                                                                -----            -----            -----           -----
  Discretionary cash flow                                       $19.6            $ 7.6            $54.8           $21.9


    1177 Enclave Parkway, Suite 300 o Houston, Texas 77077 o ph: 281.899.5700
                               fax: 281.899.5702

         Harvest will hold an earnings conference call today at 9:00 a.m. Central Time (10:00 a.m. Eastern Time) to discuss 2004 third quarter results. To access the call, dial 785-424-1054 five to ten minutes prior to the start time. A recording of the conference call will also be available for replay at 402-220-2570. To listen to the live webcast of the call, please visit our website at www.harvestnr.com.

         Harvest Natural Resources, Inc. headquartered in Houston, Texas, is an independent oil and gas exploration and development company with principal operations in Venezuela and an office in Russia. For more information visit the Company's website at www.harvestnr.com.



CONTACT:
Steven W. Tholen
Senior Vice President, Chief Financial Officer
(281) 899-5714

Amanda M. Koenig
Investor Relations
(281) 899-5716

"This press release may contain projections and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts may constitute forward-looking statements. Although Harvest believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from Harvest's expectations as a result of factors discussed in Harvest's 2003 Annual Report on Form 10-K and subsequent reports."
================================================================================


    1177 Enclave Parkway, Suite 300 o Houston, Texas 77077 o ph: 281.899.5700
                               fax: 281.899.5702

                         HARVEST NATURAL RESOURCES, INC.
                           CONSOLIDATED BALANCE SHEETS
                             ($ millions, unaudited)


                                                          September 30, 2004      December 31, 2003
                                                          ------------------      -----------------
ASSETS:

CURRENT ASSETS:
       Cash and equivalents                               $             68.4      $           138.7
       Accounts receivable, net                                         55.6                   43.9
       Put options                                                      11.4                     --
       Deferred income tax                                               1.2                     --
       Prepaid expenses and other                                        1.3                    0.8
                                                          ------------------      -----------------
           Total current assets                                        137.9                  183.4


OTHER ASSETS                                                             1.2                    2.1

DEFERRED INCOME TAXES                                                    4.7                    4.7

PROPERTY AND EQUIPMENT, net                                            179.3                  184.1
                                                          ------------------      -----------------

                TOTAL ASSETS                              $            323.1      $           374.3
                                                          ==================      =================

LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
       Accounts payable, trade and other                  $              3.8      $             4.2
       Accounts payable, related party                                  10.9                   10.5
       Accrued expenses                                                 20.8                   15.1
       Accrued interest                                                  0.1                    1.4
       Income taxes payable                                             15.0                    8.6
       Current portion of long-term debt                                 6.4                    6.4
                                                          ------------------      -----------------
           Total current liabilities                                    57.0                   46.2

LONG TERM DEBT                                                           7.0                   96.8


ASSET RETIREMENT PROVISION                                               0.8                    1.5


COMMITMENTS AND CONTINGENCIES                                             --                     --

MINORITY INTEREST                                                       36.9                   30.1

STOCKHOLDERS' EQUITY:
       Common stock and paid-in capital                                180.5                  175.4
       Retained earnings                                                46.5                   27.5
       Accumulated other comprehensive loss                             (2.4)                    --
       Treasury stock                                                   (3.2)                  (3.2)
                                                          ------------------      -----------------
           Total stockholders' equity                                  221.4                  199.7
                                                          ------------------      -----------------

             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $            323.1      $           374.3
                                                          ==================      =================


                         HARVEST NATURAL RESOURCES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         (in thousands except per BOE and per share amounts, unaudited)


THREE MONTHS ENDED:                                       September 30, 2004      September 30, 2003
                                                          ------------------      ------------------
Barrels of oil sold                                                    1,909                  1,993
MMCF of gas sold                                                       7,879                      -
      Total BOE                                                        3,222                  1,993

Average price/barrel                                      $            19.87      $           13.97
Average price/mcf                                         $             1.03



                                                               $        $/BOE          $        $/BOE
                                                          ---------   ---------   ---------   ---------
REVENUES:
  Oil sales                                               $  37,937               $  27,834
  Gas sales                                                   8,116
                                                          ---------   ---------   ---------   ---------
                                                             46,053       14.29      27,834       13.97
                                                          ---------   ---------   ---------   ---------
EXPENSES:
  Operating expenses                                          7,934        2.46       7,715        3.87
  Depletion and amortization                                  7,695        2.39       5,182        2.60
  Depreciation                                                  500        0.16         428        0.21
  Write-downs of oil and gas properties and impairments          -            -         165        0.08
  General and administrative                                  7,130        2.21       4,605        2.31
  Arbitration settlement                                         -            -       1,477        0.74
  Bad debt recovery                                              -            -        (374)      (0.19)
  Taxes other than on income                                  1,438        0.45         839        0.42
                                                          ---------   ---------   ---------   ---------
                                                             24,697        7.67      20,037       10.04
                                                          ---------   ---------   ---------   ---------
INCOME FROM OPERATIONS                                       21,356        6.62       7,797        3.93
                                                          =========   =========   =========   =========

OTHER NON-OPERATING INCOME (EXPENSE)
  Gain on disposition of investment                              -            -      46,348       23.26
  Loss on early extinguishment of debt                       (2,928)      (0.91)          -          -
  Investment earnings and other                                 597        0.19         285        0.14
  Interest expense                                           (2,447)      (0.76)     (2,579)      (1.29)
  Net gain (loss) on exchange rates                              (1)         -            2          -
                                                          ---------   ---------   ---------   ---------
                                                             (4,779)      (1.48)     44,056       22.11
                                                          ---------   ---------   ---------   ---------
INCOME FROM CONSOLIDATED COMPANIES
  BEFORE INCOME TAXES AND MINORITY INTERESTS                 16,577        5.14      51,853       26.04
  Income tax expense                                          7,617        2.36       3,603        1.81
                                                          ---------   ---------   ---------   ---------
INCOME BEFORE MINORITY INTERESTS                              8,960        2.78      48,250       24.23
  Minority interest in consolidated subsidiary companies      3,654        1.13       1,367        0.69
                                                          ---------   ---------   ---------   ---------
INCOME FROM CONSOLIDATED COMPANIES                            5,306        1.65      46,883       23.54
  Equity in net losses of affiliated companies                    -          -         (473)      (0.24)
                                                          ---------   ---------   ---------   ---------
NET INCOME                                                   $5,306   $    1.65   $  46,410   $   23.30
                                                          =========   =========   =========   =========

NET INCOME PER COMMON SHARE:
  Basic                                                         $0.15                   $1.31
  Diluted                                                       $0.14                   $1.25

Weighted average shares outstanding:
  Basic                                                           36.2 million            35.3 million
  Diluted                                                         38.3 million            37.0 million




                         HARVEST NATURAL RESOURCES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         (in thousands except per BOE and per share amounts, unaudited)



NINE MONTHS ENDED:                                        September 30, 2004      September 30, 2003
                                                          ------------------      ------------------
Barrels of oil sold                                                    5,689                   5,331
MMCF of gas sold                                                      23,811                       -
      Total BOE                                                        9,658                   5,331

Average price/barrel                                      $            17.88      $            14.11
Average price/mcf                                         $             1.03




                                                              $         $/BOE         $         $/BOE
                                                          ---------   ---------   ---------   ---------
REVENUES:
  Oil sales                                               $ 101,722               $  75,800
  Gas sales                                                  24,525                       -
  Ineffective hedge activity                                      -                    (565)
                                                          ---------   ---------   ---------   ---------
                                                            126,247       13.07      75,235       14.11
                                                          ---------   ---------   ---------   ---------
EXPENSES:
  Operating expenses                                         22,641        2.34      23,713        4.45
  Depletion and amortization                                 23,174        2.40      13,675        2.57
  Depreciation                                                1,380        0.14       1,160        0.22
  Write-downs of oil and gas properties and impairments           -         -           165        0.03
  General and administrative                                 15,137        1.57      11,576        2.17
  Gain on sale of long-lived assets                            (578)      (0.06)          -           -
  Arbitration settlement                                          -         -         1,477        0.28
  Bad debt recovery                                               -         -          (374)      (0.07)
  Taxes other than on income                                  3,750        0.39       2,457        0.46
                                                          ---------   ---------   ---------   ---------
                                                             65,504        6.78      53,849       10.11
                                                          ---------   ---------   ---------   ---------
INCOME FROM OPERATIONS                                       60,743        6.29      21,386        4.00
                                                          ---------   ---------   ---------   ---------

OTHER NON-OPERATING INCOME (EXPENSE)
  Gain on disposition of investment                               -           -      46,348        8.69
  Loss on early extinguishment of debt                       (2,928)      (0.30)          -           -
  Investment earnings and other                               1,325        0.14         917        0.17
  Interest expense                                           (7,384)      (0.76)     (7,889)      (1.48)
  Net gain (loss) on exchange rates                            (618)      (0.06)        527        0.10
                                                          ---------   ---------   ---------   ---------
                                                             (9,605)      (0.98)     39,903        7.48
                                                          ---------   ---------   ---------   ---------
INCOME FROM CONSOLIDATED COMPANIES
  BEFORE INCOME TAXES AND MINORITY INTERESTS                 51,138        5.31      61,289       11.48
  Income tax expense                                         23,119        2.39       7,763        1.46
                                                          ---------   ---------   ---------   ---------
INCOME BEFORE MINORITY INTERESTS                             28,019        2.92      53,526       10.02
  Minority interest in consolidated subsidiary companies      8,958        0.93       3,469        0.65
                                                          ---------   ---------   ---------   ---------
INCOME FROM CONSOLIDATED COMPANIES                           19,061        1.99      50,057        9.37
  Equity in net losses of affiliated companies                    -           -     (30,518)      (5.72)
                                                          ---------   ---------   ---------   ---------
NET INCOME                                                $  19,061   $    1.99   $  19,539        3.65
                                                          ---------   ---------   ---------   ---------
NET INCOME PER COMMON SHARE:
  Basic                                                         $0.53                   $0.55
  Diluted                                                       $0.50                   $0.53

Weighted average shares outstanding:
  Basic                                                           36.0 million            35.3 million
  Diluted                                                         38.0 million            36.8 million




                         HARVEST NATURAL RESOURCES, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands, unaudited)




                                                                                    Three Months Ended         Nine Months Ended
                                                                                       September 30,              September 30,
                                                                                ------------------------   -------------------------
                                                                                  2004           2003        2004           2003
                                                                                ---------      ---------   ---------      ---------
Cash Flows From Operating Activities:
    Net income                                                                  $   5,306      $  46,410   $  19,061      $  19,539
    Adjustments to reconcile net income to net cash provided by operating activities:
           Depletion, depreciation and amortization                                 8,195          5,610      24,554         14,835
           Impairments                                                                 --            165          --            165
           Amortization of financing costs                                             76            140         228            421
           Gain on disposition of assets and investments                               --        (46,348)       (578)       (46,348)
           Equity in net losses of affiliated companies                                --            473          --         30,518
           Allowance for employee notes and accounts receivable                        --           (322)         --           (219)
           Non-cash compensation-related charges                                    1,423             84       1,686            207
           Minority interest in consolidated subsidiary companies                   3,654          1,367       8,958          3,469
           Write off of unamortized financing costs                                   936             --         936             --
           Deferred income taxes                                                       --             --          --           (667)
    Changes in operating assets and liabilities:
           Accounts and notes receivable                                           (3,939)         1,567     (11,581)        (2,779)
           Prepaid expenses and other                                                  74            464        (505)         1,516
           Commodity hedging contract                                             (14,947)         2,300     (14,947)        (2,730)
           Accounts payable                                                         3,191          5,764        (346)         5,270
           Accounts payable, related party                                             43            286         295          1,082
           Accrued expenses                                                         3,218         (8,412)      5,634          4,355
           Accrued interest payable                                                (1,331)         1,973      (1,353)         2,007
           Asset retirement liability                                                  --           (472)       (709)         1,766
           Income taxes payable                                                     2,887          2,423       6,367          3,488
                                                                                ---------      ---------   ---------      ---------
           Net Cash Provided By Operating Activities                                8,786         13,472      37,700         35,895
                                                                                ---------      ---------   ---------      ---------
Cash Flows From Investing Activities:
    Proceeds from sale of investment                                                   --         69,500          --         69,500
    Proceeds from the sale of long-lived assets                                        --             --         578             --
    Additions of property and equipment                                           (10,380)       (15,438)    (19,774)       (50,888)
    Investment in and advances to affiliated companies                                 --          2,845          --          2,328
    Decrease in restricted cash                                                        --             --          --          1,800
    Purchases of marketable securities                                                 --             --          --       (256,058)
    Maturities of marketable securities                                                --             --          --        283,446
    Investment costs                                                                  671           (841)       (216)        (1,203)
                                                                                ---------      ---------   ---------      ---------
           Net Cash Provided By (Used In) Investing Activities                     (9,709)        56,066     (19,412)        48,925
                                                                                ---------      ---------   ---------      ---------
Cash Flows From Financing Activities:
    Net proceeds from issuances of common stock                                     1,059            361       3,362            520
    Purchase of treasury stock                                                         --             --          --           (404)
    Payments on long-term debt                                                    (86,592)          (300)    (89,775)        (3,067)
    Dividend paid to minority shareholder                                          (2,100)            --      (2,100)            --
                                                                                ---------      ---------   ---------      ---------
           Net Cash Provided By (Used in) Financing Activities                    (87,633)            61     (88,513)        (2,951)
                                                                                ---------      ---------   ---------      ---------
           Net Increase (Decrease) in Cash                                        (88,556)        69,599     (70,225)        81,869
Cash and Cash Equivalents at Beginning of Period                                  156,991         76,771     138,660         64,501
                                                                                ---------      ---------   ---------      ---------
Cash and Cash Equivalents at End of Period                                      $  68,435      $ 146,370   $  68,435      $ 146,370
                                                                                =========      =========   =========      =========

